                                                                    EXHIBIT 10.3

NationsBank
NationsBank of Texas, N.A.
- -------------------------------------------------------------------------------


                         PLEDGE AND SECURITY AGREEMENT


     This Pledge and Security Agreement ("Agreement") is made effective as April 1, 1996, by COMPUCOM SYSTEMS, INC., a Delaware corporation (hereinafter called "Pledgor"), in favor of NATIONSBANK OF TEXAS, N.A., a national bank ("Lender").


                                  Definitions
                                  -----------

     The following definitions shall apply throughout this Agreement:

     "Code" means the Texas Uniform Commercial Code, as in effect from time to time.

     "Collateral" means all Pledged Shares and all proceeds thereof at any time arising.

     "Event of Default" means any Event of Default defined in paragraph 7.

     "NationsBank" means NationsBank of Texas, N.A., a national bank with its principal place of business located in Dallas County, Texas.

     "NationsBank Security Agreement" means that certain Financing and Security Agreement dated as of August 4, 1993, as amended by (i) the First Amendment to Financing and Security Agreement dated effective as of March 31, 1994,
     (ii) the Second Amendment to Financing and Security Agreement dated effective as of December 12, 1994, (iii) the Third Amendment to Financing and Security Agreement dated effective as of April 26, 1995, (iv) the Fourth Amendment to Financing and Security Agreement dated effective as of October 1, 1995, (iv) Amendment 4A to Financing and Security Agreement dated effective as of March 22, 1996, and (v) the Fifth Amendment to Financing and Security Agreement dated effective as of April 1, 1996, as the same may be renewed, extended, modified, amended or restated hereafter.

     "Obligations" means all "Obligations" as defined in the NationsBank Security Agreement, all costs, fees and expenses incurred by Secured Party in enforcing this Agreement, and any and all renewals, extensions, increases, amendments, modifications or restatements thereof.

     "Pledged Shares" means all right, title and interest now or hereafter owned by Pledgor in the following described securities: All shares of CSI Funding, Inc., a Delaware corporation, now owned and hereafter acquired by Pledgor, including without limitation all shares, equity ownership interests or other interests therein, whether or not certificated, and all substitutions and replacements thereof, together with all securities hereafter delivered or deliverable in substitution for or in addition thereto, and all certificates, book entries and instruments representing any of the foregoing, and all cash, securities, interest, dividends, stock dividends, stock splits, distributions, payments, rights, proceeds and other property at anytime and from time to time received, receivable or otherwise distributed in respect of or in exchange for and any or all thereof, and all proceeds of any of the foregoing.

     "Pledgor" means CompuCom Systems, Inc., a Delaware corporation.

     "Secured Party" means NationsBank and its successors and assigns, and includes any person to whom NationsBank, or its successors or assigns, may assign its rights and interests under this Agreement.

     Unless expressly provided otherwise, all terms defined in the NationsBank Security Agreement, wherever used in this Agreement, shall have the same meanings as are prescribed by the NationsBank Security Agreement, and all terms defined by the Code, wherever used herein, shall have the same meanings as are prescribed by the Code.


                                    Recitals
                                    --------

     NationsBank and Pledgor are parties to the NationsBank Security Agreement, pursuant to which NationsBank has established a credit facility for loans by NationsBank to Pledgor from time to time as provided therein;

     In connection with the extension of credit to Pledgor under the NationsBank Security Agreement, NationsBank requires a security interest in the Collateral as additional collateral support for the Obligations;

     Pledgor has agreed to grant to NationsBank a continuing security interest and pledge in the Collateral, as security for all Obligations, on the terms prescribed below;

     THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Pledgor and NationsBank each hereby agrees as follows:

     1. Collateral. Pledgor hereby grants to Secured Party a continuing security interest, pledge and lien in and to the Collateral as security for full payment and performance of the Obligations.

     2. Representations and Warranties. Pledgor hereby represents and warrants the following to Secured Party: (a) Pledgor has full corporate authorization to execute and perform this Agreement; (b) this Agreement constitutes legal, valid and binding obligations of Pledgor, enforceable in accordance with its terms, except as limited by bankruptcy, insolvency or similar laws of general application relating to the enforcement of creditors' rights generally; (c) Pledgor has good and transferable title to the Collateral free and clear of all liens, security interests, encumbrances or adverse claims, except for the security interest created by this Agreement (and except to the extent, if any, that applicable federal and state securities laws and compliance therewith may be considered to be an encumbrance); (d) no dispute, right of setoff, counterclaim or defense exists with respect to all or any part of the Collateral; (e) the execution and performance of this Agreement by Pledgor will not conflict with any agreement, law or regulation, judgment, license, order or permit applicable to or binding upon Pledgor or otherwise affecting the Collateral; (f) no consent, approval, authorization or order of, and no notice to or filing with, any court, governmental authority or third party is required in connection with the execution and performance of this Agreement; (g) all of Pledgor's records concerning the Collateral shall be maintained at the principal office of Pledgor which, as of the date hereof, is located at the address for notice specified herein for Pledgor; and (h) the Pledged Shares are wholly comprised of unrestricted assets of the Pledgor.

     3. Covenants. So long as any of the Obligations remain unpaid, Pledgor covenants and agrees with Secured Party as follows:

     a.   Disposition of Collateral.  Pledgor shall not sell, transfer, deliver
          -------------------------
or otherwise dispose of any of the Collateral or any interest therein without the express written permission of Secured Party.

     b.   Ownership and Liens.  Pledgor will maintain good and defensible title
          -------------------
to all Collateral free and clear of all liens, security interests, encumbrances or adverse claims, except for the security interest created by this Agreement (and except to the extent, if any, that applicable federal and state securities laws and compliance therewith may be considered to affect marketability of title or to be an encumbrance). Pledgor will not permit any dispute, right of setoff, counterclaim or defense to exist with respect to the Collateral. Pledgor will defend at its expense Secured Party's right, title and security interest in and to the Collateral against the claims of any third party.

     c.   Possession of Pledged Shares.  The Pledged Shares are uncertificated
          ----------------------------
as of the effective date hereof. Promptly upon issuance or receipt thereof, Pledgor shall deliver, or cause to be delivered, to Secured Party, all share certificates and other instruments or documents at any time, from time to time, evidencing any of the Collateral or any stock, stock dividends, stock splits, non-cash distributions, warrants and rights received with respect to any of the Collateral, together with stock powers duly executed in blank with respect to all stock certificates. Secured Party hereby is appointed to retain physical possession of the certificates and instruments representing or evidencing Collateral in accordance with the provisions of this Agreement. Any and all certificates or other property or items referenced in this paragraph 3.c from time to time coming within the possession of Pledgor, and any and all proceeds thereof, shall be held in trust for the benefit of Secured Party and forthwith delivered to Secured Party in the form received.

     d.   Inspection of Books and Records.  Pledgor will keep adequate records
          -------------------------------
concerning the Collateral. Secured Party and all representatives and agents appointed by Secured Party shall have the right to inspect and copy such records at any time during normal business hours.

     e.   "Margin Loans".  Pledgor represents to Secured Party that it is not
           ------------
obligated for any "margin loans" secured by the Collateral.

     f.   Further Assurances.  Pledgor will from time to time at its expense
          ------------------
promptly execute and deliver all further instruments, financing statements and documents and take all further action necessary or appropriate or that Secured Party may reasonably request in order to achieve and maintain perfection and priority of Secured Party's security interests under this Agreement and otherwise effect the purposes of this Agreement. Without limiting the foregoing, Pledgor will take all action necessary to comply with Chapter 8 and Chapter 9 of the Code relative to perfection of the security interests in the Collateral under this Agreement.

     4. Performance by Secured Party. If Pledgor fails to perform any agreement or obligation provided herein, Secured Party may take such action as may be deemed necessary by Secured Party to protect its interest in the Collateral, and reasonable expenses of Secured Party incurred in connection therewith shall be a part of the Obligations secured by the Collateral and payable by Pledgor to Secured Party on demand.

     5. Power of Attorney. Pledgor hereby irrevocably appoints Secured Party as Pledgor's attorney-in-fact, such power being coupled with an interest, with full authority in the place and stead of Pledgor and in the name of Pledgor or otherwise, to take any action authorized under paragraph 4 and to take any other action or execute and deliver any notice, demand or instrument which Secured Party may from time to time in Secured Party's discretion deem necessary or appropriate to perfect its interests, rights and benefits under this Agreement or, upon and during the continuation of any Event of Default to dispose of and transfer any Collateral or otherwise protect or enforce its rights under this Agreement. Pledgor irrevocably authorizes any other person to rely upon and comply with any notice, demand, stock power or other document signed by Secured Party, whether in the name of Secured Party or Pledgor, the same as if such notice or demand were executed and delivered by Pledgor, and Pledgor agrees to indemnify and hold Secured Party and any such other person harmless from any and all claims resulting from such compliance. Until the occurrence of an Event of Default, the right to vote the Pledged Shares and other rights in respect of ownership thereof (excluding the right to dispose of or encumber the Collateral) shall remain vested in Pledgor subject to Secured Party's rights under this Agreement.

     6. Notification to Issuers. Secured Party shall be entitled at any time to take such action as it deems necessary in order to register its security interests in the Collateral with the issuer thereof or otherwise notify such issuer of Secured Party's interests in the Collateral.

     7. Default. An Event of Default shall exist under this Agreement upon the occurrence of any one or more of the following events: (a) any Event of Default or other breach or default as defined by the NationsBank Security Agreement; (b) default by Pledgor in the performance or observance of any of the covenants, terms or conditions herein; (c) any representation or warranty contained herein or made or furnished by Pledgor in connection herewith shall be false or misleading in any material respect as of the date made or deemed to have been made; (d) the filing or commencement of any attachment, sequestration, garnishment, execution or other action against or with respect to any of the Collateral; (e) the filing of any petition in bankruptcy, or any other insolvency proceeding, by or against Pledgor under the United States Bankruptcy Code or any other applicable law; or (f) any repudiation by Pledgor, or impairment of, Secured Party's rights under this Agreement.

     8. Remedies. Should any Event of Default occur, and during the continuation thereof, Secured Party may from time to time in its discretion, without limitation and without notice except as expressly provided in any of the NationsBank Security Agreement take any of the following actions, provided, however, that notwithstanding anything to the contrary otherwise contained herein or otherwise in any of the Loan Documents, Lender's exercise of any remedy to foreclose, sell or otherwise dispose of the Pledged Shares shall be additionally conditioned upon termination of the RPA and the TAA, respectively:
(a) exercise in respect of the Collateral all the rights and remedies of a secured party under the Code; (b) reduce its claim to judgment or foreclose or otherwise enforce, in whole or in part, the security interest, pledge and lien granted hereunder by any available judicial procedure; (c) sell or otherwise dispose of, at Secured Party's office, or on the premises of Pledgor, or elsewhere, the Collateral, in whole or in part, by public or private proceedings, and by way of one or more contracts (it being agreed that the sale or other disposition of any part of the Collateral shall not exhaust Secured Party's power of sale, but sales or other dispositions may be made from time to time until all of the Collateral has been sold or disposed of or until the Obligations have been paid and performed in full); (d) buy the Collateral, or any portion thereof, at any public sale; (e) buy the Collateral, or any portion thereof, at any private sale if the Collateral is of a type customarily sold in a recognized market or is of a type which is the subject of widely distributed standard price quotations; or (f) apply for the appointment of a receiver for the Collateral. Pledgor agrees that in the event Pledgor is entitled to receive any notice of the sale or other disposition of any Collateral, notice shall be deemed reasonable if deposited in the United States Mail, postage prepaid, or courier delivered or telecopied, addressed to Pledgor's address for notice specified herein, five (5) days prior to the date of any public sale, or the date after which a private sale, of any of such Collateral is to be held. Secured Party shall not be obligated to proceed with any such sale, regardless of notice of sale having been given. Secured Party may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. Notwithstanding the foregoing, Secured Party shall not pledge the Collateral to any person without the prior written consent of Pledgor.

     9.   Disposition of the Collateral Upon Default.   In exercising any
remedies of sale or disposition allowed by paragraph 8, Pledgor recognizes that Secured Party may be unable to effect a public sale of all or any part of the securities pledged as Collateral because of restrictions in applicable federal and state securities laws and that Secured Party may determine to make one or more private sales of any such securities to a restricted group of purchasers who will be obligated to agree, among other things, to acquire such securities for their own account, for investment and not with a view to the distribution or resale thereof. Pledgor acknowledges that each such private sale may be at prices and other terms less favorable than what might have been obtained at a public sale and, notwithstanding the foregoing, agrees that each such private sale shall be deemed to have been made in a commercially reasonable manner and that Secured Party shall have no obligation to delay the sale of any such securities for the period of time necessary to permit the issuer to register such securities for public sale under any federal or state securities laws. Pledgor further acknowledges and agrees that any offer to sell such securities which has been made privately in the manner described above to not less than five (5) bona fide offerees shall be deemed to involve a "public sale" for the purposes of Section 9.504(c) of the Code, notwithstanding that such sale may not constitute a "public offering" under any federal or state securities laws and that Secured Party may, in such event, bid for the purchase of such securities. Any purchaser at a sale conducted pursuant to the terms of this Agreement shall hold the property sold absolutely, free from any claim or right on the part of the Pledgor. Each and every purchaser of any of the Collateral shall be vested with all shareholder's ownership rights including, without limitation, all voting, dividend and distribution rights. Pledgor agrees that Secured Party may purchase the Collateral or any part thereof at any sale conducted in good faith in accordance herewith provided that at least five (5) days prior notice of such sale has been furnished to Pledgor. Secured Party acknowledges that its right to exercise any remedies of sale or disposition of the Pledged Shares is expressly conditioned as provided by paragraph 8.

     10. Interest Payments and Collateral Substitution. Upon the occurrence of an Event of Default, all rights, if any, of Pledgor to receive and retain interest payments, dividends and other distributions on the Collateral shall automatically be suspended, and all such rights shall thereupon become vested with Secured Party, until such time as may be agreed otherwise by Secured Party in writing. All interest payments, dividends or other distributions which may be received by Pledgor at any time when the receipt of same by Pledgor is prohibited by this Agreement shall be received by Pledgor and held in trust for the benefit of Secured Party and shall be segregated from other property of Pledgor and forthwith delivered to Secured Party in the form received (properly endorsed or assigned if requested by Secured Party), to be held by Secured Party as Collateral.

     11.  Indemnity.   Pledgor hereby indemnifies and agrees to hold harmless
          ---------
each of Secured Party and its officers, directors, employees, attorneys, agents and representatives (each an "Indemnified Person") from and against any and all liabilities, obligations, claims, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature (collectively, the "Claims") which may be imposed on, incurred by or asserted against, any Indemnified Person (whether or not caused by any Indemnified Person's ordinary negligence) arising in connection with this Agreement or the Collateral (including without limitation, the enforcement of this Agreement and defense of any Indemnified Person's actions and/or inactions in connection with this Agreement), except to the limited extent the Claims against an Indemnified Person are caused by such Indemnified Person's gross negligence or willful misconduct. If Pledgor or any third party ever alleges such gross negligence or willful misconduct by any Indemnified Person, the indemnification provided for in this paragraph shall nonetheless be paid upon demand, subject to later adjustment or reimbursement, until such time as a court of competent jurisdiction enters a final judgment as to the extent and effect of the alleged gross negligence or willful misconduct. The indemnification provided for in this paragraph shall survive the termination of this Agreement and shall extend and continue to benefit each individual or entity who is or has at any time been an Indemnified Person hereunder. It is agreed that Secured Party shall have no obligation to take necessary steps to preserve rights against prior parties, if any.

     12. Costs and Expenses. Pledgor will upon demand pay to Secured Party the amount of any and all costs, fees and expenses (including without limitation, attorneys' fees and expenses), which Secured Party may reasonably incur in connection with the custody, preservation, use or operation of, or the sale of, collection from, or other realization upon, the Collateral, or the exercise or enforcement of any of the rights of Secured Party under this Agreement.

     13. No Commitment. Nothing in this Agreement shall be construed as an obligation on the part of Secured Party to extend or continue to extend credit for the benefit of Pledgor other than as expressly provided by the NationsBank Security Agreement.

     14. Notices. Except as otherwise provided in this Agreement, all notices, requests, demands or other communications required or permitted to be given pursuant to this Agreement shall be in writing and given by (i) personal delivery, (ii) telecopy or other electronic transmission, (iii) expedited delivery service with proof of delivery, or (iii) mail, postage prepaid, registered or certified mail, return receipt requested, sent to the intended addressee at the address set forth below or to such different address as the addressee shall have designated by written notice sent pursuant to the terms hereof and shall be deemed to have been received either, in the case of personal delivery or telecopy or other electronic transmission, at the time of receipt, or in the case of expedited delivery service, as of the date of first attempted delivery at the address and in the manner provided herein, or in the case of mail, upon deposit in a depository receptacle under the care and custody of the appropriate postal authority.

     Secured Party:  As specified for NationsBank by the NationsBank Security
     -------------
Agreement.

     Pledgor:  As specified by the NationsBank Security Agreement.
     -------

Either party shall have the right to change its address for notice hereunder to any other address by notice to the other party of such new address at least thirty (30) days prior to the effective date of such new address.

     15. Waivers. In connection with all matters pertaining to this Agreement, Pledgor hereby waives: (1) notice of acceptance hereof; (2) notice of presentment for payment, demand, protest and notice thereof, notice of intention to accelerate and notice of acceleration as to any promissory notes or other instruments from time to time evidencing the Obligations or any portion thereof, except to the extent, if any, specifically provided otherwise by the NationsBank Security Agreement; (3) all other notices (except if such notice is specifically required to be given to Pledgor hereunder) and demands to which Pledgor might otherwise be entitled, except to the extent, if any, specifically provided otherwise by the NationsBank Security Agreement; (4) any rights to assert against Secured Party any defense (legal or equitable), set-off, counterclaim or claim which Pledgor may now or at any time hereafter have against any other party liable to Secured Party; (5) any defense, set-off, counterclaim or claim of any kind or nature, arising directly or indirectly from the present or future lack of perfection, sufficiency, validity or enforceability of the Obligations or any security therefor; and (6) any right or defense arising by reason of any claim or defense based upon election of remedies by Secured Party.

     16. Non-impairment; Non-waiver. The lien, security interest and other security rights of Secured Party hereunder shall not be impaired by (i) any renewal, extension, increase or modification with respect to the Obligations,
(ii) any surrender, compromise, release, renewal, extension, exchange or substitution which Secured Party may grant with respect to the Collateral, or
(iii) any release or indulgence granted to Pledgor or any endorser, guarantor or surety of the Obligations. The taking of additional security by Secured Party shall not release or impair the lien, security interest or other security rights of Secured Party hereunder or affect the obligations of Pledgor hereunder. Secured Party may waive any Event of Default without waiving any other prior or subsequent Event of Default. Secured Party may remedy any default without waiving the Event of Default remedied. Neither the failure by Secured Party to exercise, nor the delay by Secured Party in exercising, any right or remedy upon any Event of Default shall be construed as a waiver of such Event of Default or as a waiver of the right to exercise any such right or remedy at a later date. No single or partial exercise by Secured Party of any right or remedy hereunder shall exhaust the same or shall preclude any other or further exercise thereof, and every such right or remedy hereunder may be exercised at any time. No waiver of any provision hereof nor consent to any departure by Pledgor therefrom shall be effective unless the same shall be in writing and signed by Secured Party and then such waiver or consent shall be effective only in the specific instances, for the purpose for which given and to the extent therein specified. No notice to nor demand on Pledgor in any case shall of itself entitle Pledgor to any other or further notice or demand in similar or other circumstances. Pledgor consents and agrees that, without notice to or by Pledgor and without affecting or impairing the obligations of Pledgor hereunder, Secured Party may, by action or inaction: (a) compromise, settle, extend the duration or the time for the payment of, or discharge the performance of, or may refuse to or otherwise not enforce the NationsBank Security Agreement; (b) release all or any one or more parties to the NationsBank Security Agreement or grant other indulgences to Pledgor in respect thereof; (c) amend or modify in any manner and at any time (or from time to time) the NationsBank Security Agreement; or (d) release or substitute any Person from time to time liable on the Obligations, or any portion thereof, or enforce, exchange, release or waive any security for the Obligations or any other guaranty of the Obligations, or any portion thereof.

     17. Noncontravention. Execution, delivery and performance by Pledgor of this Agreement does not, and will not, violate or contravene any provision of Pledgor's corporate charter or bylaws or any other agreement governing or affecting Pledgor.

     18. No Election. Secured Party shall have the right to seek recourse under this Agreement to the fullest extent provided for herein, and no election by Secured Party to proceed in one form or action or proceeding, or against any party, or on any obligation, shall constitute a waiver of Secured Party's right to proceed in any other form of action or proceeding or against other parties unless Secured Party has expressly waived such right in writing. Specifically, but without limiting the generality of the foregoing, no action or proceeding by Secured Party under any document or instrument evidencing the Obligations shall serve to diminish the liability of Pledgor under this Agreement except to the extent that Secured Party finally and unconditionally shall have realized indefeasible payment by such action or proceeding.

     19. Successors and Assigns. This Agreement shall be binding on Pledgor and its successors and assigns, and shall inure to the benefit of Secured Party and its successors and assigns. Secured Party's rights under this Agreement may be transferred in connection with any transfer of the Obligations, or any part thereof, to the extent not otherwise prohibited by the NationsBank Security Agreement. Pledgor's rights and obligations hereunder may not be assigned or otherwise transferred without the prior written consent of Secured Party.

     20. Cumulative Rights. All rights and remedies of Secured Party hereunder are cumulative of each other and of every other right or remedy which Secured Party may otherwise have at law or in equity or under the NationsBank Security Agreement, and the exercise of one or more of such rights or remedies shall not prejudice or impair the concurrent or subsequent exercise of any other rights or remedies.

     21. Severability. If any provision of this Agreement is held by a court of competent jurisdiction to be illegal, invalid or unenforceable under present or future laws, such provision shall be fully severable, shall not impair or invalidate the remainder of this Agreement and the effect thereof shall be confined to the provision held to be illegal, invalid or unenforceable.

     22. Entire Agreement. This Agreement contains the entire agreement of Secured Party and Pledgor with respect to the Collateral, and may not be modified or amended except in writing signed by all parties.

     23. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF TEXAS.

     24. WAIVER OF TRIAL BY JURY. THE PARTIES HERETO AGREE THAT NO PARTY SHALL REQUEST A TRIAL BY JURY IN THE EVENT OF LITIGATION BETWEEN THEM CONCERNING THIS AGREEMENT OR ANY CLAIMS OR TRANSACTIONS IN CONNECTION HEREWITH, IN EITHER A STATE OR FEDERAL COURT, THE RIGHT TO TRIAL BY JURY BEING EXPRESSLY WAIVED. THE PARTIES EACH ACKNOWLEDGE THAT SUCH WAIVER IS MADE WITH FULL KNOWLEDGE AND UNDERSTANDING OF THE NATURE OF THE RIGHTS AND BENEFITS WAIVED HEREBY, AND WITH THE BENEFIT OF ADVICE OF COUNSEL OF ITS CHOOSING.

     THIS WRITTEN AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

     IN WITNESS WHEREOF, Pledgor and NationsBank have caused this Agreement to be duly executed and delivered under hand, all as of the day and year first above written.

                                    COMPUCOM SYSTEMS, INC.


                                    By:  /s/ Robert J. Boutin
                                         --------------------
                                         Robert J. Boutin
                                         Senior Vice President, Finance
                                         and Chief Financial Officer


                                    NATIONSBANK OF TEXAS, N.A.


                                    By:  /s/ Sally Glynn
                                         ---------------
                                         Sally Glynn
                                         Senior Vice President

THE STATE OF TEXAS

COUNTY OF DALLAS

     BEFORE ME, the undersigned authority, on this day personally appeared Robert J. Boutin, known to me to be the person and officer whose name is subscribed to the foregoing instrument, and acknowledged to me that the same was the act of said COMPUCOM SYSTEMS, INC., and that he executed the same for the purposes and considerations therein expressed.

     GIVEN UNDER MY HAND AND SEAL OF OFFICE this the 1st day of April, 1996.

                                             /s/ M. Patricia Tarkington
                                             ---------------------------------
                                             NOTARY PUBLIC, STATE OF TEXAS

My Commision Expires
     4/1/98                                      M. Patricia Tarkington
- --------------------                         ---------------------------------
                                             (Printed Name of Notary)

[NOTARY SEAL OF M. PATRICIA TARKINGTON APPEARS HERE]



THE STATE OF TEXAS

COUNTY OF DALLAS

     BEFORE ME, the undersigned authority, on this day personally appeared
Sally Glynn, known to me to be the person and officer whose name is subscribed to the foregoing instrument, and acknowledged to me that the same was the act of said NATIONSBANK OF TEXAS, N.A., and that she executed the same for the purposes and considerations therein expressed.

     GIVEN UNDER MY HAND AND SEAL OF OFFICE this the 5th day of April, 1996.


                                             /s/ Cindy Haskovec
                                             ---------------------------------
                                             NOTARY PUBLIC, STATE OF TEXAS

My Commission Expires:
                                                 Cindy Haskovec
- ----------------------                       ---------------------------------
                                             (Printed Name of Notary)